 Valvoline: Ready to Stand Alone –Start Your Engines!

 Forward-Looking StatementsThis presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical facts, contained in the presentation, including statements regarding our industry, position, goals, strategy, operations, financial position, revenues, estimated costs, prospects, margins, profitability, capital expenditures, liquidity, capital resources, dividends, plans and objectives of management are forward-looking statements. Valvoline has identified some of these forward-looking statements with words such as “anticipates,” “believes,” “expects,” “estimates,” “is likely,” “predicts,” “projects,” “forecasts,” “may,” “will,” “should” and “intends” and the negative of these words or other comparable terminology. In addition, Valvoline™ may, from time to time, make forward-looking statements in its annual report, quarterly reports and other filings with the Securities and Exchange Commission (“SEC”), news releases and other written and oral communications. These forward-looking statements are based on Valvoline’s current expectations and assumptions regarding, as of the date such statements are made, Valvoline’s future operating performance and financial condition, including Valvoline’s separation from Ashland (the “Separation”), the expected timetable for Ashland’s potential distribution of its remaining Valvoline common stock to Ashland shareholders (the “Stock Distribution”) and Valvoline’s future financial and operating performance, strategic and competitive advantages, leadership and future opportunities, as well as the economy and other future events or circumstances. Valvoline’s expectations and assumptions include, without limitation, internal forecasts and analyses of current and future market conditions and trends, management plans and strategies, operating efficiencies and economic conditions (such as prices, supply and demand, cost of raw materials, and the ability to recover raw-material cost increases through price increases), and risks and uncertainties associated with the following: demand for Valvoline’s products and services; sales growth in emerging markets; the prices and margins of Valvoline’s products and services; the strength of Valvoline’s reputation and brand; Valvoline’s ability to develop and successfully market new products and implement its digital platforms; Valvoline’s ability to retain its largest customers; potential product liability claims; achievement of the expected benefits of the Separation; Valvoline’s substantial indebtedness (including the possibility that such indebtedness and related restrictive covenants may adversely affect Valvoline’s future cash flows, results of operations, financial condition and Valvoline’s ability to repay debt) and other liabilities; operating as a stand-alone public company; Valvoline’s ongoing relationship with Ashland; failure, caused by Valvoline, of the Stock Distribution to Ashland shareholders to qualify for tax-free treatment, which may result in significant tax liabilities to Ashland for which Valvoline may be required to indemnify Ashland; and the impact of acquisitions and/or divestitures Valvoline has made or may make (including the possibility that Valvoline may not realize the anticipated benefits from such transactions or difficulties with integration). These forward-looking statements are subject to a number of known and unknown risks, uncertainties and assumptions, including, without limitation, risks and uncertainties affecting Valvoline that are described in its most recent Form 10-K (including in Item 1A Risk Factors and “Use of estimates, risks and uncertainties” in Note 2 of Notes to Consolidated Financial Statements) filed with the SEC, which is available on Valvoline’s website at http://investors.valvoline.com/sec-filings. In light of these risks, uncertainties and assumptions, the forward-looking events and circumstances discussed in this presentation may not occur, and actual results could differ materially and adversely from those anticipated or implied in the forward-looking statements. You should not rely upon forward-looking statements as predictions of future events. Although Valvoline believes that the expectations reflected in these forward-looking statements are reasonable, Valvoline cannot guarantee that the expectations reflected herein will be achieved. In light of the significant uncertainties in these forward-looking statements, you should not regard these statements as a representation or warranty by Valvoline or any other person that Valvoline will achieve its objectives and plans in any specified time frame, or at all. These forward-looking statements speak only as of the date of this presentation. Except as required by law, Valvoline assumes no obligation to update or revise these forward-looking statements for any reason, even if new information becomes available in the future. All forward-looking statements attributable to Valvoline are expressly qualified in their entirety by these cautionary statements as well as others made in this presentation and hereafter in Valvoline’s other SEC filings and public communications. You should evaluate all forward-looking statements made by Valvoline in the context of these risks and uncertainties.Regulation G: Non-GAAP Financial InformationThe information presented herein regarding certain financial measures that do not conform to generally accepted accounting principles in the United States (U.S. GAAP), including EBITDA, Adjusted EBITDA and Free Cash Flow, should not be construed as an alternative to the reported results determined in accordance with U.S. GAAP. Valvoline has included this non-GAAP information to assist in understanding the operating performance of Valvoline and its reportable segments. The non-GAAP information provided may not be consistent with the methodologies used by other companies. Information regarding Valvoline’s definition and calculations of non-GAAP measures is included in Valvoline’s most recent Form 10-K filed with the SEC, which is available on Valvoline’s website at http://investors.valvoline.com/sec-filings. Additionally, a reconciliation of EBITDA and Adjusted EBITDA is included in the Appendix herein.

Today's Presenters

	Name	Title	Industry Experience	Selected Experience
	**Sam Mitchell**	*Chief Executive Officer*	20	• Joined Ashland in 1997 as Director of Marketing for Valvoline's brand management group; became President of Valvoline in 2002 • Held brand and category management leadership positions at The Clorox Company • Graduate of the Harvard Business School's Advanced Management Program; M.B.A. from the University of Chicago; B.S. from Miami University, Oxford, Ohio
	**Mary Meixelsperger**	*Chief Financial Officer*	17	• Joined Valvoline as CFO in 2016, assuming responsibility for global financial organization • Over 25 years of CFO experience, including DSW Inc., Shopko Stores, two non-profit organizations and a private equity firm • Began career in public accounting at Arthur Young and Co. • B.B.A. with distinction from the University of Wisconsin-Madison
	**Jason Thompson**	*Head of Treasury & Investor Relations*	7	• Joined Ashland in 2010; held multiple positions before becoming Director of Finance in 2015 • M.B.A. from Indiana University; B.S. from Oklahoma State University

1

 Who We Are and How We Win

 Our Goal    150Years  independent  Never idle  Hands-on expertise  Building The world’s leading engine and automotive maintenance business  FocusedConnected to our customers  Every moment of time we have is an investment. At Valvoline, we choose to invest our time in creating greater value for our customers, our organization and our shareholders. That means supplying best-in-class automotive and engine maintenance products and services to our customers and doing it with an unyielding pursuit of excellence. For more than 150 years, it has meant being relentlessly focused on innovating through our hands-on approach. Our approach makes engine and vehicle maintenance easy for consumers and lowers the total cost of ownership for heavy duty engine customers. It‘s what drives competitive advantage, profitability and growth for Valvoline and for our trade customers, franchisees and channel partners.    TO make everything we touch run better  A team of experts that gets the job done  Relentlessly improving  For more than 150 years, Valvoline stands for quality and innovation  2

Our Strategy

LEVERAGING THE VALVOLINE BRAND AND CAPABILITIES ACROSS CHANNELS & AROUND THE WORLD

PRODUCTS

It starts with great products, and no matter the application, everything we produce is specifically designed to keep engines running at peak performance.

MOTOR OILS | COOLANTS | AUTO FLUIDS | COMMERCIAL LUBRICANTS | CHEMICALS | FILTERS | WIPERS

SERVICES

Our commitment to providing great service continually sets Valvoline apart. That focus on customer experience has led to 10-straight years of same-store sales growth in our quick lube business. [1]

CATEGORY MANAGEMENT | TRAINING | RECRUITING SERVICES | BUSINESS ADVISORY | CUSTOM FORMULATIONS | SUPPLY CHAIN SOLUTIONS

DIY RETAILERS
RAP / MASS
Core North America

INSTALLERS
TIRE & REPAIR / CAR DEALERS
Core North America / International

OEM
PASSENGER CAR / HEAVY DUTY
Core North America / International

HEAVY DUTY
ON-ROAD / OFF-ROAD
Core North America / International

QUICK LUBES
VALVOLINE INSTANT OIL CHANGE / EXPRESS CARE

TECHNOLOGY

Valvoline has been able to create multiple industry-changing firsts and continues to develop groundbreaking innovation. Everything we do is built upon a forward-facing adoption of technology, designed to help better serve our customers and create profitability for the company and our partners.

DIGITAL MARKETING | PACKAGING SOLUTIONS | ENGINE DIAGNOSTICS | DATA ANALYTICS

1. *System-wide (i.e., company-owned and franchised) SSS growth. SSS growth determined on a fiscal year basis with new stores included after first full fiscal year of operation.*

3

Valvoline.

Our Brand Is Driving a Growing Global Platform

Valvoline 1866 2016 150 YEARS

Top 3 Premium Motor Oil Brand [(1)]	**3** Winning Segments	**~5,500** Employees
~$2.0Bn In Annual Sales	**Over 140** Countries With Valvoline Sales	**23.7%** Adj. EBITDA Margin [(2)]
Best-in-class Retail Model	**10** Consecutive Years of System-Wide SSS Growth [(3)]	**1,108** Valvoline Instant Oil Change Units

Our Sales Are Diversified Across 3 Distinct Channels [(4)]


49%

Core North America


25%

Quick Lubes


26%

International

Note: All data shown are as of fiscal 2017 quarter ended 3/31 unless otherwise noted.

1. *By Volume in the United States DIY market in 2016.*
2. *As of fiscal 2016 year-end 9/30. For a reconciliation of Adj. EBITDA to Net Income, see the Appendix to this presentation.*
3. *SSS growth determined on a fiscal year basis with new stores included after first full fiscal year of operation.*
4. *Figures are for six months ended 3/31/17.*

4

Valvoline.

A Proven Track Record of Earnings Growth

Our Strong Cash Flow Affords Investment in All Our Growth Segments

- Mix shift towards premium products: ~45% in 2016 from ~31% in 2011 (1)
- 10 consecutive years of system-wide SSS growth in VIOC stores (2)
- Consistent volume and profit growth in international markets
- Proactive product pricing and raw material cost management

Growth in Adj. EBITDA and Adj. EBITDA Margins (3)(4)



$MM; %
$252
12.8%
$275
13.5%
$342
17.1%
$369
18.1%
$421
21.4%
$457
23.7%
2011
2012
2013
2014
2015
2016
Adj. EBITDA
Adj. EBITDA Margin

1. *U.S. branded lubricants.*
2. *Systemwide (i.e., company-owned and franchised) SSS growth. SSS growth determined on a fiscal year basis with new stores included after first full fiscal year of operation.*
3. *For a reconciliation of Adj. EBITDA to Net Income, see the Appendix to this presentation.*
4. *All full-year data as of fiscal year-end 9/30 unless otherwise noted.*

5

 Our Roadmap for Success: Valvoline’s Investment Highlights                            Iconic Brand WithPremium Products      Strong and Growing Quick Lube Channel            History of Innovation                      InternationalGrowth                                          Solid Market Fundamentals        Unique Multi-Channel Route to Market                        Significant Free Cash Flow Generation  Disciplined Margin Management  6

 Margin Management and Pricing Power  Quick Lubes Growth Opportunity  International Growth Opportunity  The Future of Core North America  The Critical Aspects to Understanding Valvoline  7

 Margin Management and Pricing Power

Fundamentals of Base Oil Market & Our Pricing Strategy

- Group II and Group III base oils are key components of higher quality lubricants
- From 2011 – 2016 Group II and Group III global capacity has increased 66% and 129%
- At the same time Group I capacity has dropped by 21%
- Base oil inflation since Summer 2016
  - Rising crude
  - Temporary supply tightness

Long Base Oil Market Expected to Continue Through 2020 and Provide Base Oil Pricing Stability



Billions of Gallons
Supply
Demand
2000
2005
2010
2015
2020

U.S. Finished Lubricant Cost Components (1)



Additives, Packaging & Operations
50%
50%
Base Oil

Pricing

	Channels	Price Change Drivers	Average Lag
Market Based	DIY / Installer	Major base oil changes, competitive changes, retail pricing, Valvoline brand strength	60 - 120 days
Index Based	Installer (national / regional accounts), VIOC Franchisees	Posted base oil indices	45 days
Private Label / Other	DIY / Warehouse Distributor, OEM, Other	Major base oil changes	30 - 60 days

Source: Polk and Experian data, IHS Chemical Report and internal estimates.

1. Based on raw material pricing for six months ended 3/31/17.

8

Valvoline.

    Valvoline Unit Margins Improving Despite Changes in Base Oil Pricing  Prices in USD  A Strong Track Record of Managing Unit Margin  Improved Unit Margins Through Business and Product Mix  Long Base Oil Market Has Enabled Us to Improve Our Purchasing Terms  Protected Unit Margins in Rising Cost Environment  ____________________Note: Historical gross profit / gallon based on Valvoline financials as a subsidiary of Ashland. All full-year data as of fiscal year-end 9/30 unless otherwise noted.Figures are for six months ended 3/31/17.   1  2  3      1H’2017  (1)  9

 Quick Lubes Growth Opportunity

Our VIOC Business Model



$
Profit
Controllable
Expenses
Revenue
Trust = Oil Changes & Services
Customer Experience
Quick, Easy, Trusted
Talent Management
Attract, Develop, Protect and Retain

Operating Stores Strengthens Business Model Performance



OUR
PROMISE
To be the quick, easy, and trusted way for you to avoid costly, inconvenient breakdowns.

Proprietary Tools

- Point of Sale System
- SuperPro Management System
- Labor and Inventory Management

Marketing Platforms

- Digital platforms driving growth in number of cars
- Core programs generate ~6 month payback
- Customer database enabled

Customer Experience

- Quick, Easy, Trusted
- Overall customer satisfaction 4.6 of 5 stars
- Customer retention over 70%

Talent

- Improved Safety Total Recordable Rate over 50%
- Reduced turnover by over 50%, store growth creates career path
- Entry level technicians go through 270+ hours of training

Our Sales Per Store Has Grown Steadily... (1)

System-Wide Average Sales per Store
(dollars in thousands)



'07-'16 CAGR: 5.4%
$550
$579
$613
$649
$672
$713
$738
$774
$824
$882
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016

...Driving 10 Years of Same-Store Sales Growth (2)



10 Year Average of System-Wide SSS
4.9%
YTD Q2'17 System-Wide SSS
6.4%
12%
10%
8%
6%
4%
2%
0%
10%
7%
8%
7%
4%
4%
2%
5%
8%
6%
4%
3%
6%
3%
2%
2%
2%
6%
8%
8%
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
Company-Owned SSS
Franchised SSS

1. *Data represented on a fiscal year basis.*
2. *SSS growth determined on a fiscal year basis with new stores included after first full fiscal year of operation.*

10

Valvoline.

Significant Opportunities for Growth

Substantial Opportunity For Organic Expansion

Mapped to Local Market Level for New Stores

- Data driven, highly analytical approach
- Company-Owned and Franchised

Consolidation Opportunity in Fragmented Market

Identifying Acquisition Targets

- High quality regional acquisitions
- Multiple small acquisitions

Broad VIOC Geographic Footprint [1]



Significant Whitespace for New Stores
Company-Owned
Franchised

New Construction is an ~18 Month Process

1–3 Months	6 Months	6 Months	4 Months
1 Market Planning	2 Site Selection	3 Permitting	4 Construction



Valvoline

11

1. *Includes 374 company-owned stores and 734 franchised locations as of fiscal 2017 quarter ended 3/31. Does not include Express Care operators.*

Valvoline's Playbook for Acquisition Integration

5 Step Process...

1. Introduce Valvoline branded products to realize benefits of vertical integration
2. Install proprietary POS technology
3. Implement and train store team on SuperPro management system
4. Launch Valvoline's digital & direct marketing programs
5. Rebrand to Valvoline Instant Oil Change and leverage operational synergies


OIL CAN HENRY'S

...With Proven Ability to Drive Value

Increased Customer Acquisition Rates

Increased Customer Retention Rates

More Oil Changes Per Day

Greater Sales and Profitability


Instant Oil Change

12

Valvoline.

 International Growth Opportunity

We Target Some of the Largest International Growth Markets, including China, India & Latin America



Latin America
- Recent rapid growth
- Aggressive new channel development
- Expanding beyond passenger car products

Europe
- Stable cash flow generator
- Moderate growth from channel extensions

China
- Second largest passenger car market
- Rapidly changing emission rules
- Growing, consolidating DIFM channel
- Good OEM penetration

Australia / Pacific
- Leading market share
- Strong cash flow generator

India
- Strong C&I market
- Very strong channels
- Cummins JV
- Changing emission rules
- Good C&I OEM penetration

FY 2016 Sales Breakdown (1)


67% Emerging Markets (2)
Latin America
18%
MEA
3%
Europe
16%
Australia / Pacific
18%
China
16%
India
23%
Rest of Asia
7%

Valvoline Emerging Markets Sales Volume (1) (2)


(MM Gal)
60
40
20
CAGR of 10%
2009
2010
2011
2012
2013
2014
2015
2016

1. *Includes unconsolidated JVs.*
2. *Emerging Markets consist of all countries outside of the U.S., Canada, Australia and Europe.*

13

Valvoline.

Model For Leveraging OEM Relationship

Leveraging the Cummins Relationship…

- Global marketing partnership
- Fragmented markets provide significant opportunities to expand share
- Joint ventures in India & China
- Technology partnership to develop products tailored to today's modern engines
- Leveraging co-branded products



Valvoline
Premium Blue
7800 PLUS
HEAVY DUTY DIESEL
SAE 15W-40
ENGINE OIL

…To Provide Ongoing Value

- Strong growth rates in China and India
- Use of Cummins' channels to market accelerates growth
- Further potential as Cummins grows its services business
- Opportunistic expansion into other markets
  - Mining
  - Power generation
- Leverage Cummins' link to other OEMs

Cummins

Mahindra Kubota TATA MOTORS

14

Valvoline.

 The Future of Core North America

Core North America Strategic Pillars

Innovative Products & Packaging

- Leading brand in a key category that drives traffic for retailers
- Continuous innovation around next-generation, fast growing, higher margin synthetics
- Packaging innovation that delivers both consumer and customer value




Valvoline
150 YEARS
ATF

Targeted Marketing

- Targeted digital marketing to high potential consumers and influencers
- Team Valvoline loyalty platform delivering relevant content and building brand engagement
- Customized programs for key accounts, driving stronger partnerships
- Online to offline linkage increases effectiveness and reach


TEAM
VALVOLINE

Enhanced Services

- Best in class retail category management capabilities to grow customers' businesses
- Service representative training to help drive profitable consumer engagement at the store level
- Customer portal and e-commerce improve customers' overall experience, drive incremental sales

GOODYEAR

EXPRESS OIL CHANGE

TD TireDiscounters

Strategic Pillars are Sources of Differentiation for Valvoline, Driving Competitive Advantage

15

Valvoline.

Packaging Innovation Drives Value for Installer Customers



Valvoline
150 YEARS
UNDER THE HOOD
FULL SYNTHETIC
HIGH MILEAGE
5W-30
15W-40
HEAVY DUTY DIESEL
ATF
Valvoline
5W-30
Valvoline
5W-30
HIGH MILEAGE
MAX LIFE

Bay Box Rack

5 Gallon Box

Benefits to Customers

- Improves working capital & inventory control
- Eases space constraints
- Reduces product waste & increases speed of service

Benefits to Valvoline

- Increases volume & premium penetration
- Solidifies current customer relationships
- Drives new customer acquisition

16

Valvoline.

 Marketing Relationships Create Excitement with Consumers and Retail Associates  Then return to submit receipt to redeem action figure offer  Retail promotions are critical in the categoryValvoline leverages partnership brands such as Hendrick Motorsports to:Provide video content to retailersDrive Valvoline purchases Obtain valuable consumer information from redemptions Assets are also used to create momentum with retail associates Worked with Dale Earnhardt Jr. to update an El CaminoAwards for store managers based on performance  Multi-Faceted Approach to Generating Excitement  17

Investing in Digital Capabilities to Improve the Customer Experience & Grow Sales

Technology Facilitates Business With Valvoline

- Making a significant, multi-year investment in technology infrastructure to enable enhanced capabilities
- CRM tool and customer portal launching in second half of fiscal 2017 will offer more efficient management and customer communication
- eCommerce site launching 2018 will improve efficiency of ordering and increase purchase value

Expertise Allows Customers to Build Their Own Businesses

- Valvoline leverages digital marketing to help both DIY and Installer customers market more effectively
- Provides custom content to retailers in the DIY and Installer spaces for use in their own loyalty programs
- Launches Valvoline Drives in 2017 in order to drive both customer acquisition and retention for installer customers



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By Providing a Better Customer Experience, Technology Drives Growth Through Customer Acquisition & Retention

18

Valvoline.

 Long Term Priorities

We Have a Disciplined Approach to Value Creation

Core Priorities	Strategic Initiatives
Strong Volume Growth	• Market share gains driven by innovation • Expansion of quick lube platforms as well as mid single digit SSS growth (1) • Continue growth in premium synthetics and high mileage oil • Expand and grow international presence, especially in Emerging Markets (2)
Strong Gross Profit CAGR & Adj. EBITDA	• Active management of gross margin • Value enhancing quick lube expansion • Disciplined approach to managing costs
Attractive Free Cash Flow Profile	• Disciplined working capital management • Systematic approach to capital expenditures • Deploy capital to high-return projects
Disciplined Capital Allocation	• Opportunistic acquisitions focused on Quick Lube • Grow dividend over time • Recently announced $150mm share repurchase program

1. *SSS growth determined on a fiscal year basis with new stores included after first full fiscal year of operation.*
2. *Emerging Markets includes unconsolidated JVs and consist of all countries outside of the U.S., Canada, Australia and Europe.*

19

Valvoline.

2017 YTD Financial Results

 Consolidated Adjusted Results (1)   ____________________ For a reconciliation of EBITDA and Adjusted EBITDA to Net Income, see the Appendix to this presentation.  Factors Affecting Y-o-Y EBITDAFrom Operating Segments (1)  20

 ____________________For a reconciliation of EBITDA to Net Income, see the Appendix to this presentation.  Segment Adjusted Results (1)  Core North America  Quick Lubes  International  Factors Affecting Y-o-Y EBITDA  21

 Appendix

 Historical EBITDA and Adj. EBITDA Bridges  ($ in millions)  2011  2012  2013  2014  2015  2016  1H’17  Net income  $110  $114  $246  $173  $196  $273  $143  Income tax expense  52  58  135  91  101  148  76  Net Interest and other financing expense  -  -  -  -  -  9  18  Depreciation and amortization  38  36  36  37  38  38  18  EBITDA  $200  $207  $416  $302  $335  $468  $255  Adjustments                Losses (gains) on pension and other postretirement plan re-measurements  52  68  (74)  61  46  (18)  (8)  Net Loss on Divestiture / Acquisition Costs  -  -  -  -  26  1  -  Impairment on Equity Investment  -  -  -  -  14  -  -  Restructuring / Separation Costs  -  -  -  6  -  6  12  Adjusted EBITDA  $252  $275  $342  $369  $421  $457  $259  22

 Fiscal 2017 Outlook  Current Expectations    2017 Outlook  Operating Segments    Lubricant gallons  3-5%  Sales  4-7%  New stores    VIOC company-owned  31-3328 acquired, 3-5 new builds  VIOC franchised  15 – 25  VIOC same-store sales  5-7%  EBITDA from operating segments  $440 - $455 mm  Corporate Items    Pension income  $70 mm  One-time separation-related expenses  $25 - $30 mm  Diluted adjusted earnings per share  $1.36-$1.43  Capital expenditures  $70 - $80 mm  Free cash flow  $130 - $150 mm  (1)  ____________________Free cash flow is defined as cash flows provided by operating activities less capital expenditures.  23